Exhibit 10.1

Execution Copy

AMENDMENT NO. 5

This Amendment No. 5 (this “Amendment”), dated as of January 31, 2014, is entered into among Infor (US), Inc., a Delaware corporation (“Borrower”), Infor, Inc., a Delaware corporation (“Holdco”), each of the Revolving Lenders, the Issuing Bank, the Swingline Lender and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”), and amends that certain Credit Agreement dated as of April 5, 2012 (as amended, supplemented or otherwise modified from time to time, including pursuant to the Refinancing Amendment No. 1, dated as of September 27, 2012, Amendment No. 2, dated as of June 3, 2013, Amendment No. 3 to Credit Agreement, dated as of October 9, 2013 and Amendment No. 4, dated as of January 2, 2014, the “Credit Agreement”), entered into among the Borrower, Holdco, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Credit Agreement be amended pursuant to (i) Section 9.02(b) of the Credit Agreement, in order to reduce the Applicable Margin with respect to the Revolving Commitments, any Revolving Borrowings made in respect thereof, and any other applicable Revolving Exposure, in each case existing on or after the date hereof, and (ii) Section 9.02(h) of the Credit Agreement, in order to make certain corrections regarding the calculation of Total Leverage Ratio for purposes of the definition of “Applicable Margin,” in each case on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENT

SECTION 1.1 Amendment to Section 1.01: Defined Terms. Section 1.01 of the Credit Agreement is amended to change the following definitions:

(a) Clause (I)(b) of the definition of “Applicable Margin” is amended and restated in its entirety to read as follows:

“(b) any Revolving Loan or Swingline Loan or the commitment fees payable pursuant to Section 2.12(a), the applicable rate set forth below under the heading “Eurocurrency Loan,” “ABR Loan” or “Commitment Fee Rate,” as applicable, based upon the Total Leverage Ratio as of the most recent determination date:

Total Leverage Ratio:	Eurocurrency Loan	ABR Loan	Commitment Fee Rate
Category 1

Greater than or equal to 5.50:1.00	2.75%	1.75%	0.50%
Category 2

Less than 5.50:1.00	2.75%	1.75%	0.375%

and”

(b) The last paragraph of the definition of “Applicable Margin” is amended and restated in its entirety to read as follows:

“For purposes of the foregoing, (a) the Total Leverage Ratio shall be determined on a Pro Forma Basis as of the end of each fiscal quarter of Holdco following the delivery of financial statements for such fiscal quarter pursuant to Section 5.01(a) or (b) and of a reasonably detailed calculation of such Total Leverage Ratio certified by a Financial Officer of Holdco and (b) each change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such certified calculation indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that (x) no such certified calculation shall be required for any period when Category 1 is applicable and (y) the Total Leverage Ratio shall be deemed to be in Category 1 (1) at the request of the Required Lenders, if Holdco fails to deliver any such certified calculation for such fiscal period, during the period from the date that is five Business Days after the expiration of the time for delivery of financial statements pursuant to Section 5.01(a) or (b), as applicable, until such certified calculation is delivered and (2) until the first delivery of any such certified calculation.”

For the avoidance of doubt, no calculation based on the Applicable Margin in respect of any period prior to the Amendment Effective Date (as defined below) shall be affected by the change to the definition of Applicable Margin set forth in this Amendment.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received from each of the Borrower, Holdco, each Revolving Lender, the Issuing Bank, and the Swingline Lender either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy, facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer or vice president of Holdco, confirming compliance with the conditions set forth in paragraphs (c) and (d) of this Article II.

(c) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the Amendment Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects, as the case may be, as of such earlier date).

(d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 No Other Amendments; References to the Credit Agreement.

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents, including, without limitation, the Revolving Commitment of each Revolving Lender, are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) On and after the Amendment Effective Date, this Amendment shall constitute a Loan Document.

SECTION 3.2 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 3.3 Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Administrative Agent with respect thereto) in accordance with Section 9.03 of the Credit Agreement.

SECTION 3.4 Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Loan Party, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 3.5 Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers or signatories hereunder as of the date and year first above written.

INFOR (US), INC.

By:	/s/ Nicole Anasenes
	Name:	Nicole Anasenes
	Title:	Chief Financial Officer

INFOR, INC.

By:	/s/ Nicole Anasenes
	Name:	Nicole Anasenes
	Title:	Chief Financial Officer

[Infor Amendment No. 5 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Issuing Bank and Swingline Lender

By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director

[Infor Amendment No. 5 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director

[Infor Amendment No. 5 to Credit Agreement]

[NAME OF REVOLVING LENDER], as Revolving Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Infor Amendment No. 5 to Credit Agreement]